                                                                    EXHIBIT 99.1

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION MONTHLY SUMMARY REPORT


Debtor's Name:                      Ampace Corporation
                                    -----------------------
Bankruptcy Number:                  98-02772 THRU 98-02773
                                    -----------------------
Date of Confirmation:
                                    -----------------------
Reporting Period (month/year):      July 1999
                                    -----------------------


All disbursements or payments (including payments made under the confirmed plan) made by the Debtor.

                                                                  $777,462.00
                                                                  -----------



Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.



8/12/99                    /s/ David C. Freeman
----------                 -------------------------------------------
Date                       Name/Title

Income Statement

Ampace Freightlines, Inc.

JULY 1999



SALES

    Operating Revenue                                               600,934.82


OPERATING EXPENSES

    Salary, Wages & Employee Benefits                               271,347.92

    Rentals                                                          12,249.58

    Fuel                                                             97,032.17

    Depreciation & Amortization                                      78,253.06

    Operating Supplies & Expenses                                    65,205.17

    Insurance & Claims                                               26,458.00

    Operating Taxes & Licenses                                        2,576.23

    General & Administrative                                         15,064.01

    Communication & Utilities                                         5,803.72
                                                                 -------------

               TOTAL EXPENSES                                       573,989.86

                                                                 -------------
    Net Income from Continuing Operations                            26,944.96
                                                                 -------------


OTHER INCOME & EXPENSES

    Interest Income                                                   4,351.07

    Interest Expense                                                 (2,122.40)

    Estate Expenses                                                 (59,215.64)

    Expenses of Discontinued Operations                             (31,189.99)

    Reorganization Professional Fees & U.S. Trustee Fees (a)        (58,704.35)
                                                                 -------------


               TOTAL OTHER INCOME & EXPENSES                       (146,881.31)
                                                                 =============

       Net Income After Taxes                                      (119,936.35)
                                                                 =============




(a) The July Reorganization Professional Fees & U.S. Trustee Fees accruals were netted against favorable adjustments of approximately $26,000 to prior period professional fee accruals.



*PRELIMINARY - Subject to audit adjustments. Interest accrued only on overcollateralized secured debt.

                            Ampace Freightlines, Inc.
                                  Balance Sheet
                        As of Period Ending July 31, 1999



                                                                     Balance
                                                                 ----------------
ASSETS

------------------- Cash & Equivalents -------------------
Cash - Suntrust                                                        145,701.00
Cash - LaSalle                                                          52,809.11
Money Market                                                         1,174,420.00
Landair Sale Escrow                                                     55,000.00
                                                                 ----------------
                               Total Cash & Equivalents              1,427,930.11

-------------- Accounts Receivable - Trade ---------------
A/R - Trade                                                          1,033,255.50
Allowance for Bad Debts                                               (200,698.45)
                                                                 ----------------
                     Total Accounts Receivable - Trade                 832,557.05

-------------- Accounts Receivable - Other ---------------
LT NR Cheshire - Current                                                95,039.91
Excise Taxes                                                            91,712.00
A/R - Ampace Corporation                                                 1,900.00
A/R - Owner Operators                                                      658.33
A/R - Cash Advance                                                      12,647.97
A/R - Miscellaneous                                                     18,680.68
Interest Receivable                                                      7,892.53
                                                                 ----------------
                    Total Accounts Receivable - Other                  228,531.42

----------------------- Inventory ------------------------
Parts & Shop Inventory - Calhoun                                         5,254.54
Tires Inventory - Calhoun                                                4,743.96
                                                                 ----------------
                               Total Inventory                           9,998.50

-------------------- Prepaid Expenses --------------------
Prepaid - Taxes & Licenses                                              64,691.50
Prepaid - Insurance                                                      8,322.30
Prepaid - Escrows                                                      441,146.15
Prepaid - TIC Deposit                                                   27,484.16
Prepaid - Comdata Deposit                                                4,966.71
Prepaid - Others                                                           641.35
                                                                 ----------------
                                    Total Prepaid Expenses             547,252.17

------------------ Other Current Assets ------------------
Current Assets - Other                                                  36,180.00
Other Current Assets                                                    72,678.00
                                                                 ----------------
                                Total Other Current Assets             108,858.00

------------------ Property & Equipment ------------------
Land                                                                   228,430.25
Structures                                                             548,049.17
Tractors - Owned                                                     3,344,046.02
Tractors - Leased                                                      472,238.69
Trailers - Owned                                                       114,110.36
Trailers - Leased                                                    1,603,545.00
Operating Equipment - Other                                            279,210.70
Shop Equipment, Machinery and Storage Trailers                          12,676.00
Furniture & Fixtures                                                    10,424.72
Computers Hardware & Software                                          189,961.42
Office Equipment                                                        37,883.91
Automobiles & Vehicles                                                   9,247.00
Leasehold Improvements                                                     991.20
Accum Depr - Structures                                                (94,702.91)
Accum Depr - Revenue Equip. & Operating Equip.                      (2,332,018.43)
Accum Depr - Furn. & Fixtures and Non-Revenue Equip.                  (158,290.62)
Accum Depr - Leasehold Improvements                                       (986.70)
                                                                 ----------------
                                Total Property & Equipment           4,264,815.78

-------------- Goodwill & Other Intangibles --------------
Goodwill - Calhoun (Bar J)                                             224,861.26
Non-Competition Agreements                                              35,997.00
Accum Amort - Goodwill                                                 (23,134.83)
Accum Amort - Non-Competition                                          (27,000.02)
                                                                 ----------------
                        Total Goodwill & Other Intangibles             210,723.41

----------------- Other Long-Term Assets -----------------
Deposits                                                                88,763.99
                                                                 ----------------
                              Total Other Long-Term Assets              88,763.99

                                                                 ================
                                              Total ASSETS           7,719,430.43
                                                                 ================

LIABILITIES

----------------- Trade Accounts Payable -----------------
Trade-Accounts Payable - Pre-petition                                3,618,957.31
Trade-Accounts Payable - Post-petition                                 189,440.59
                                                                 ----------------
                              Total Trade Accounts Payable           3,808,397.90

-------------------- Accrued Expenses --------------------
Salaries & Wages Payable                                                64,749.72
O/O Payable                                                              2,824.56
Bonus Payable - Drivers                                                  6,476.25
Employee Federal Income Tax                                                758.28
FICA - Employee Withholding                                                 37.64
FICA - Employer Payable                                                     37.64
Property and Franchise Taxes                                            21,020.00

Accrued Operating Taxes                                                  4,753.96
Accrued Fuel Taxes                                                       6,805.39
Refunds Due Customers                                                      630.00
Interest Payable                                                        15,201.08
Accrued Insurance - Liability                                          140,441.00
Accrued Insurance - Workmen's Comp                                      46,812.00
Accrued Insurance - Health                                              31,395.16
O/O Insurance Payable                                                      260.50
O/O Escrow                                                               2,000.21
Accrued Professional Fees                                               96,566.82
Accrued Expenses - Other                                                 3,172.67
                                                                 ----------------
                                    Total Accrued Expenses             443,942.88

--------------- Non-Current - Pre-petition ---------------
FUTA Payable                                                             2,913.50
Tennessee SUTA Payable                                                   2,955.40
Louisiana SUTA Payable                                                   3,680.00
North Carolina SUTA Payable                                                317.57
Georgia SUTA Payable                                                       321.79
Kansas SUTA Payable                                                         80.00
Operating Taxes Payable                                                 71,688.77
Fuel Tax (IFTA) Payable                                                 10,917.84
Accrued Rental Turn-in Expense                                         113,326.99
Freight Claims and Duplicate Payments Payable                           89,025.00
Interest Payable                                                       103,533.13
Accrued Insurance - Liability                                          415,474.57
Accrued Insurance - Cargo & Damage                                      26,387.60
Accrued Insurance - Workmen's Comp                                     122,061.17
Other Liabilities                                                       43,396.81
Reserve for Missing Leased Trailers                                    164,953.12
Reserve for Missing Owned Trailers                                      85,000.00
Deferred Gain                                                          130,793.45
Miscellaneous Liabilities                                               24,245.00
Notes Payable                                                        4,047,294.44
LaSalle Line of Credit                                               2,215,000.00
Capital Lease Obligations                                            1,689,251.48
Non-Compete Agreements                                                 371,330.76
                                                                 ----------------
                          Total Non-Current - Pre-petition           9,733,948.39

                                                                 ----------------
                                         Total LIABILITIES          13,986,289.17
                                                                 ----------------
EQUITY

------------------ Stockholder's Equity ------------------
Capital Stock                                                            1,000.00
Common Stock                                                            40,601.00
                                                                     5,706,660.02
Additional Paid-In Capital                                          (9,419,509.96)
Prior Period Retained Earnings                                   ----------------
                                                                    (3,671,248.94)
                                Total Stockholder's Equity          (2,595,609.80)
                                   Year-to-date Net Income       ----------------
                                                                    (6,266,858.74)
                                              Total EQUITY       ================
                                                                     7,719,430.43
                              Total Liabilities and Equity       ================


Debtor:      Ampace Corporation                             ACCRUAL BASIS -4
Case Number: 98-02772 THRU 98-02773                         Bank:  All Accounts

------------------------------------------------------------------------------------------
CASH RECEIPTS AND                             Month              Month        Month
                                         -------------------------------------------------
DISBURSEMENTS                                 7/31/99           08/31/99      09/30/99
------------------------------------------------------------------------------------------

1. Cash - Beginning of Month               $1,627,827.98           $ -         $ -


2. Cash Sales                              $           -           $ -         $ -

3. Collection of Accounts Receivable          514,830.18             -           -

4. Loans & Advances (Attach List)                      -             -           -

5. Sale of Assets                                      -             -           -

6. Other (Attach List)                         7,733.95              -           -

7. Total Receipts                             522,564.13             -           -

8. Total Cash Available                     2,150,392.11             -           -


------------------------------------------------------------------------------------------
                           CURRENT MONTH DISBURSEMENTS

------------------------------------------------------------------------------------------
  CHECK NUMBER             DATE                PAYEE             PURPOSE        AMOUNT
------------------------------------------------------------------------------------------
A/P - Check # 137456 -137543                                                    239,087.29

A/P -Wires # WRE85076-WRE85106                                                  528,385.75

      Total A/P Checks and Wires:                                               767,473.04

Payroll Check # 137457-137527                                                     8,363.09

Bank service charges                                                              1,625.87

                                  Total Bank Disbursements                   $  777,462.00
                                  --------------------------------------------------------
                                  End of Month Balance (Should equal Accrual $1,372,930.11
                                  Basis-6, line5)

Debtor:      Ampace Corporation                            ACCRUAL BASIS -5
Case Number: 98-02772 THRU 98-02773

------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging
------------------------------------------------------------------------------------------------------------------------
                                            0 - 40 days old                                              $   671,054.63
                             -------------------------------------------------------------------------------------------

                                           41 - 60 days old                                                   40,808.70
                             -------------------------------------------------------------------------------------------

                                           61 - 90 days old                                                   50,710.52
                             -------------------------------------------------------------------------------------------

                                           91+ days old                                                      270,681.65
                             -------------------------------------------------------------------------------------------

                                           Total Accounts Receivable                                       1,033,255.50
                             -------------------------------------------------------------------------------------------

                                           Amount Considered Uncollectable                                   200,698.45
                             -------------------------------------------------------------------------------------------

                                           Accounts Receivable (Net)                                     $   832,557.05
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
Aging of Postpetition Accounts Payable
------------------------------------------------------------------------------------------------------------------------
                                            0 - 30          31 - 60         61 - 90           91+               Total
                                             Days             Days            Days           Days
                                           -----------------------------------------------------------------------------
Accounts Payable                          94,242.18        8,106.40        19,605.83       67,486.18         189,440.59
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes
------------------------------------------------------------------------------------------------------------------------------
                                              Beginning       Amount        Amount           Ending Tax     Delinquent
                                            Tax Liability   Withheld or      Paid            Liability         Taxes
                                                              Accrued
=======================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding**                                  $        -      $ 3,791.40       $3,033.12       $   758.28
------------------------------------------------------------------------------------------------------------------------------
FICA-Employee**                                         -          665.35          627.71            37.64
------------------------------------------------------------------------------------------------------------------------------
FICA-Employer**                                         -          665.35          627.71            37.64
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            -               -               -                -
------------------------------------------------------------------------------------------------------------------------------
Income                                                  -               -               -                -
------------------------------------------------------------------------------------------------------------------------------
Federal Highway Use Tax                                 -        2,567.00               -         2,567.00
------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                            $        -      $ 7,689.10       $4,288.54       $ 3,400.56
------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------
Withholding                                    $        -      $        -       $       -       $        -
------------------------------------------------------------------------------------------------------------------------------
Sales                                                   -               -               -                -
------------------------------------------------------------------------------------------------------------------------------
Excise (b)                                      15,271.59       (6,279.24)              -         8,992.35
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            -               -               -                -
------------------------------------------------------------------------------------------------------------------------------
Real Property                                           -               -               -                -
------------------------------------------------------------------------------------------------------------------------------
Personal Property                                       -               -               -                -
------------------------------------------------------------------------------------------------------------------------------
State Franchise Taxes (a)                           20.00        3,000.00        3,000.00            20.00
------------------------------------------------------------------------------------------------------------------------------
Total State and Local                          $15,291.59      $(3,279.24)      $3,000.00       $ 9,012.35
------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                    $15,291.59      $ 4,409.86       $7,288.54       $12,412.91
------------------------------------------------------------------------------------------------------------------------------

 *The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**Attach photocopies of ORS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(a) Accrued state franchise taxes are offset by franchise tax payments of $36,180 paid on March 15, 1999.

(b) July excise tax accruals netted against favorable adjustments made to overaccrued second quarter excise tax accruals.

All second quarter excise taxes payments were made on their due date of Monday August 2, 1999.

Debtor:      Ampace Corporation                              ACCRUAL BASIS -7
Case Number: 98-02772 THRU 98-02773

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
Of the total distributions shown for the month, list the amounts paid to insiders (as defined in Section 101(31) (A) - (F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of Compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

--------------------------------------------------------------------------------------------------------------------------
                                                 INSIDERS                                                     CUMULATIVE
------------------------------------------------------------------------------------------------------------
                                                                                TYPE OF          AMOUNT         UNPAID
                         NAME                                POSITION           PAYMENT           PAID          BALANCE
--------------------------------------------------------------------------------------------------------------------------


1. Dave Freeman                                         President, CEO     Salary               $ 12,980.80
2. Dave Freeman                                         President, CEO     Exp. Reimbursement      2,260.97
3.
4.
5.
6.
              TOTAL PAYMENTS TO INSIDERS                                                        $ 15,241.77

--------------------------------------------------------------------------------------------------------------------------
                                               PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                                          TYPE OF        DATE OF COURT          AMOUNT          AMOUNT       TOTAL PAID
                                                           ORDER
                  NAME                  PROFESSIONAL     AUTHORIZING           APPROVED          PAID         TO DATE
                                                          PAYMENT
--------------------------------------------------------------------------------------------------------------------------
1. Saul, Ewing, Remick & Saul LLP (a)    Debtor                                               $22,831.57     $259,999.50
                                         Attorney
2. Partners For Corporate Renewal        Consultant                                            12,547.40      122,008.19
3. Klehr, Harrison, Harvey,              Creditors                                                     -       66,455.46
   Branzburg & Ellers LLP                Attorney
4.
5.
            TOTAL PAYMENTS TO PROFESSIONALS                                                    35,378.97      448,463.15


---------------------------------------------------------------------------------------------------------
                                       ADEQUATE PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------------
                                                                        AMOUNTS
                                             SCHEDULED MONTHLY        PAID DURING           TOTAL UNPAID
                   NAME OF CREDITOR             PAYMENTS DUE             MONTH              POSTPETITION
---------------------------------------------------------------------------------------------------------
1. Mercedes-Benz Credit Corporation                                   $ 110,209.21
2.
3.
4.
5.
6.
7.
8.  Total                                                            $  110,209.21

(a) Transferred $91,807 during April from their retainer to pay February and March invoices. Additionally, transferred $14,526 during July from their retainer to pay a portion of their May invoice. All retainer transfers are included in the Total Paid to Date column.